UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549

                               FORM 8K


                       CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported)      November 8, 2005

                  ADDVANTAGE TECHNOLOGIES GROUP, INC.
        (Exact Name of Registrant as Specified in Its Charter)

                                Oklahoma
                (State or Other Jurisdiction of Incorporation)

       1-10799                                  73-1351610
(Commission File Number)            (IRS Employer Identification No.)


   1605 E. Iola, Broken Arrow, Oklahoma           74012
 (Address of Principal Executive Offices)       (Zip Code)

                          (918) 251-9121
           (Registrants Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02   Results of Operations and Financial Conditions

     On November 7, 2005, ADDvantage Technologies Group, Inc. (the "Company") issued a press release announcing preliminary financial results for its fourth quarter and fiscal year ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


ITEM 9.01   Financial Statements and Exhibits

(c)         Exhibits

99.1   Press Release dated November 7, 2005, issued by the Company.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ADDVANTAGE TECHNOLOGIES GROUP, INC.


Date:  November 8, 2005                  By:    /s/ Ken Chymiak
                                         Ken Chymiak
                                         President and Chief Executive Officer

Exhibit Index

Exhibit Number     Description

99.1              Press Release dated November 7, 2005, issued by the Company

Exhibit 99.1